.	Summary Prospectus October 8, 2025

Allspring High Yield Bond Fund

Class A: EKHAX; Class C: EKHCX; Institutional Class: EKHIX	Link to Prospectus	Link to SAI

Effective at the close of business on September 29, 2025, Class C of the Fund will be closed to new investors and additional investments from existing shareholders. Effective on or about the close of business on November 14, 2025, all Class C shares of the Fund will automatically convert to Class A shares of the Fund.

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders and other information about the Fund online at allspringglobal.com/reports. You can also get information at no cost by calling 1-800-222-8222, or by sending an email request to AllspringFundsShareholders@allspringglobal.com. The current prospectus (“Prospectus”) and statement of additional information (“SAI”), dated January 1, 2025, as supplemented from time to time, are incorporated by reference into this summary prospectus. The Fund’s SAI may be obtained, free of charge, in the same manner as the Prospectus.

Investment Objective

The Fund seeks total return, consisting of a high level of current income and capital appreciation.

Fees and Expenses

These tables are intended to help you understand the various costs and expenses you will pay if you buy, hold and sell shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the aggregate in specified classes of certain Allspring Funds. More information about these and other discounts is available from your financial professional and in “Share Class Features” and “Reductions and Waivers of Sales Charges” on pages 66 and 68 of the Prospectus and “Additional Purchase and Redemption Information” on page 92 of the Statement of Additional Information. Investors who purchase through certain intermediaries may be subject to different sales charge discounts than those outlined shares in these sections. Please see Appendix A on page 98 for further information.

Shareholder Fees (fees paid directly from your investment)
	A	C	Institutional
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.50%	None	None
Maximum deferred sales charge (load) (as a percentage of offering price)	None[1]	1.00%	None
1.	Investments of $500,000 or more are not subject to a front-end sales charge but generally will be subject to a deferred sales charge of 1.00% if redeemed within 18 months from the date of purchase.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[1]
	A	C	Institutional
Management Fees	0.55%	0.55%	0.55%
Distribution (12b-1) Fees	0.00%	0.75%	0.00%
Other Expenses	0.47%	0.47%	0.15%
Total Annual Fund Operating Expenses	1.02%	1.77%	0.70%
Fee Waivers	(0.1)%	(0.1)%	(0.17)%
Total Annual Fund Operating Expenses After Fee Waivers[2]	0.92%	1.67%	0.53%
1.	Expenses have been adjusted as necessary from amounts incurred during the Fund’s most recent fiscal year to reflect current fees and expenses.

2.	The Manager has contractually committed through December 31, 2025, to waive fees and/or reimburse expenses to the extent necessary to cap Total Annual Fund Operating Expenses After Fee Waiver at 0.92% for Class A, 1.67% for Class C and 0.53% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Example of Expenses

The example below is intended to help you compare the costs of investing in the Fund with the costs of investing in other funds. The example assumes a $10,000 initial investment, 5% annual total return, and that fees and expenses remain the same as in the tables above. To the extent that the Manager is waiving fees or reimbursing expenses, the example assumes that such waiver or reimbursement will only be in place through the date noted above. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Assuming you sold your shares, you would pay:	After 1 Year	After 3 Years	After 5 Years	After 10 Years
Class A	$540	$751	$979	$1,633
Class C	$270	$547	$950	$2,076
Institutional Class	$54	$207	$373	$854
Assuming you held your shares, you would pay:	After 1 Year	After 3 Years	After 5 Years	After 10 Years
Class C	$170	$547	$950	$2,076

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 65% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, we invest:

■	at least 80% of the Fund’s net assets in debt securities that are below-investment grade; and

■	up to 10% of the Fund’s total assets in equity securities, including common and preferred stocks.

We invest principally in below investment-grade debt securities (often called “high yield” securities or “junk bonds”) of corporate issuers. These include traditional corporate bonds as well as convertible bonds. These securities may have fixed, floating or variable rates. We may invest in below investment-grade debt securities of any credit quality. The average credit quality of the Fund’s portfolio is expected to be equivalent to B or higher based on the credit ratings assigned to underlying securities by Moody’s, Standard & Poor’s, from other Nationally Recognized Statistical Ratings Organizations, or our credit quality assessment of the underlying securities. We expect the Fund’s average effective duration to generally be within 1.0 year of the benchmark’s duration. We may also use futures for duration and yield curve management. We may invest up to 15% of the Fund’s total assets in leveraged loans. We may invest up to 10% of the Fund’s total assets in equity securities, including common and preferred stocks. The criteria and investment process used to select equity securities is substantially similar to those used to select non-investment grade debt securities. We seek out companies that we believe have strong fundamental and valuation attributes, including companies that reorganized and emerged or are expected to emerge from bankruptcy. We may invest in equity securities of companies of any size.

Securities in the Fund’s portfolio may be issued by domestic or foreign issuers (including foreign governments), and may include securities of emerging markets issuers. The Fund may invest up to 10% of the Fund’s total assets in foreign currency-denominated fixed income securities issued by foreign or domestic issuers.

We use security selection, comprehensive research and tactical portfolio management to capitalize on opportunities in rapidly evolving credit markets. Our investment process features tactical levers, including security selection, sector reviews, our proprietary RADS calibration tool, and macro insights, and a 6-month horizon to seize market opportunities, identify relative value, and construct a diversified portfolio. As part of our investment process, an assessment of environmental, social and governance (ESG) factors that are deemed to have material business and/or financial risk may be considered alongside other relevant factors, which may include but are not limited to financial data and metrics, pricing information, issue characteristics and issue structure. The ESG factors utilized in the fund’s investment process may change over time, some factors may not be relevant with respect to all issuers and may or may not be determinative in the security selection process. Our credit standards checklist, ESG assessment, and timely recommendations are integral to our underwriting and generating best ideas. We regularly review sectors to assess industry fundamentals and relative valuation to generate sector thesis and targeted sector weights. Our proprietary RADS Calibration tool divides the high yield market into quadrants based on spread and duration, and helps us connect investment ideas to tactical levers, and to ensure individual investments contribute to key portfolio objectives. We develop investment themes harnessing macro and fundamental insights developed from across the Allspring Fixed Income Platform. We employ a 6-month horizon to identify bonds with spread tightening catalysts and anticipate market inflection points. We seek diversified sources of alpha and to capitalize on mispriced risk in the leverage finance markets.

We regularly review the investments of the portfolio and may sell a portfolio holding when it has achieved its valuation target, there is deterioration in the underlying fundamentals of the business, or we have identified a more attractive investment opportunity.

Principal Investment Risks

An investment in the Fund may lose money, is not a deposit of a bank or its affiliates, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, and is primarily subject to the risks briefly summarized below.

Market Risk. The values of, and/or the income generated by, securities held by the Fund may decline due to general market conditions or other factors, including those directly involving the issuers of such securities. Securities markets are volatile and may decline significantly in response to adverse issuer, regulatory, political, or economic developments. Different sectors of the market and different security types may react differently to such developments.

Debt Securities Risk. Debt securities are subject to credit risk and interest rate risk. Credit risk is the possibility that the issuer or guarantor of a debt security may be unable, or perceived to be unable or unwilling, to pay interest or repay principal when they become due. In these instances, the value of an investment could decline and the Fund could lose money. Credit risk increases as an issuer’s credit quality or financial strength declines. Interest rate risk is the possibility that interest rates will change over time. When interest rates rise, the value of debt securities tends to fall. The longer the terms of the debt securities held by a Fund, the more the Fund is subject to this risk. If interest rates decline, interest that the Fund is able to earn on its investments in debt securities may also decline, which could cause the Fund to reduce the dividends it pays to shareholders, but the value of those securities may increase. Very low or negative interest rates may magnify interest rate risk.

High Yield Securities Risk. High yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are considered speculative and have a much greater risk of default or of not returning principal and their values tend to be more volatile than higher-rated securities with similar maturities.

Convertible Securities Risk. A convertible security has characteristics of both equity and debt securities and, as a result, is exposed to risks that are typically associated with both types of securities. The market value of a convertible security tends to decline as interest rates increase but also tends to reflect changes in the market price of the common stock of the issuing company.

Derivatives Risk. The use of derivatives, such as futures, options and swap agreements, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than mitigate risk. Certain derivative instruments may be difficult to sell when the portfolio manager believes it would be appropriate to do so, or the other party to a derivative contract may be unwilling or unable to fulfill its contractual obligations.

Emerging Markets Risk. Emerging market securities typically present even greater exposure to the risks described under “Foreign Investment Risk” and may be particularly sensitive to global economic conditions. Emerging market securities are also typically less liquid than securities of developed countries and could be difficult to sell, particularly during a market downturn.

Equity Securities Risk. The values of equity securities may experience periods of substantial price volatility and may decline significantly over short time periods. In general, the values of equity securities are more volatile than those of debt securities. Equity securities fluctuate in value and price in response to factors specific to the issuer of the security, such as management performance, financial condition, and market demand for the issuer’s products or services, as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions. Different parts of a market, industry and sector may react differently to adverse issuer, market, regulatory, political, and economic developments.

Foreign Currency Contracts Risk. A Fund that enters into forwards or other foreign currency contracts, which are a type of derivative, is subject to the risk that the portfolio manager may be incorrect in his or her judgment of future exchange rate changes.

Foreign Investment Risk. Foreign investments may be subject to lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments. Foreign investments may involve exposure to changes in foreign currency exchange rates and may be subject to higher withholding and other taxes.

Futures Contracts Risk. A Fund that uses futures contracts, which are a type of derivative, is subject to the risk of loss caused by unanticipated market movements. In addition, there may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or indexes, and there may at times not be a liquid secondary market for certain futures contracts.

Growth/Value Investing Risk. Securities that exhibit growth or value characteristics tend to perform differently and shift into and out of favor with investors depending on changes in market and economic sentiment and conditions.

Loan Risk. Loans may be unrated, less liquid and more difficult to value than traditional debt securities. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in financial, economic or market conditions. A Fund may be unable to sell loans at a desired time or price. The Fund may also not be able to control amendments, waivers or the exercise of any remedies that a lender would have under a direct loan and may assume liability as a lender.

Management Risk. Investment decisions, techniques, analyses or models implemented by a Fund’s manager or sub-adviser in seeking to achieve the Fund’s investment objective may not produce expected returns, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

Performance

The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The Fund’s average annual total returns are compared to the performance of one or more indices. The Fund’s Regulatory Benchmark is a broad-based index that represents the overall securities markets relative to the Fund’s asset category while the Fund’s Strategy Benchmark is most closely aligned with the Fund’s investment universe based on its investment strategy. Past performance before and after taxes is no guarantee of future results. Current month-end performance is available on the Fund’s website at allspringglobal.com.

Calendar Year Total Returns for Class A as of 12/31 each year (Returns do not reflect sales charges and would be lower if they did)
.	Highest Quarter: June 30, 2020	+7.77%
	Lowest Quarter: June 30, 2022	-10.40%
	Year-to-date total return as of September 30, 2024 is +6.85%

Average Annual Total Returns for the periods ended 12/31/2023 (returns reflect applicable sales charges)
	Inception Date of Share Class	1 Year	5 Year	10 Year
Class A (before taxes)	1/20/1998	6.29%	3.34%	3.23%
Class A (after taxes on distributions)	1/20/1998	3.40%	1.43%	1.36%
Class A (after taxes on distributions and the sale of Fund Shares)	1/20/1998	3.63%	1.74%	1.63%
Class C (before taxes)	1/21/1998	10.00%	3.56%	3.11%
Institutional Class (before taxes)	10/31/2014	11.90%	4.68%	4.08%
ICE BofA U.S. High Yield Constrained Index (Strategy Benchmark) (reflects no deduction for fees, expenses, or taxes)		13.47%	5.19%	4.51%
Bloomberg U.S. Universal Bond Index (Regulatory Benchmark) (reflects no deduction for fees, expenses, or taxes)		6.17%	1.44%	2.08%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown for only one class of shares. After-tax returns for any other class will vary.

Fund Management

Manager	Sub-Adviser	Portfolio Manager, Title/Managed Since
Allspring Funds Management, LLC	Allspring Global Investments, LLC	Brian Keller, CFA, Portfolio Manager / 2025 Michael J. Schueller, CFA, Portfolio Manager/ 2021

Purchase and Sale of Fund Shares

In general, you can buy or sell shares of the Fund online or by mail, phone or wire on any day the New York Stock Exchange is open for regular trading. You also may buy and sell shares through a financial professional, or if applicable, your retirement plan sponsor.

Eligibility requirements may vary by class; please see “Share Class Eligibility” in the Prospectus for more information.

	Minimum Investments	Additional Investments
Class A and Class C	Regular Accounts: $1,000 IRAs, IRA Rollovers, Roth IRAs: $250 UGMA/UTMA Accounts: $50 Employer Sponsored Retirement Plans: No Minimum	Regular Accounts, IRAs, IRA Rollovers, Roth IRAs: $100 UGMA/UTMA Accounts: $50 Employer Sponsored Retirement Plans: No Minimum
Institutional Class	$1 million (this amount may be reduced or eliminated for certain eligible investors)	None
To Buy or Sell Shares
Class A, Class C, and Institutional Class	Mail: Allspring Funds P.O. Box 219967 Kansas City, MO 64121-9967 Online: allspringglobal.com Phone or Wire: 1-800-222-8222

Tax Information

Any distributions you receive from the Fund may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. However, subsequent withdrawals from such a tax-advantaged investment plan may be subject to federal income tax. You should consult your tax adviser about your specific tax situation.

Payments to Intermediaries

If you purchase a Fund through an intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the intermediary and your financial professional to recommend the Fund over another investment. Consult your financial professional or visit your intermediary’s website for more information.

Link to Prospectus	Link to SAI

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